UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2016

Bionik Laboratories Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54717	27-1340346
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

483 Bay Street, N105 Toronto, ON	M5G 2C9
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (416) 640-7887

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of April 8, 2016, Thiago Caires, the Chief Technology Officer of Bionik Laboratories Corp. (the “Registrant” or “Bionik”), is no longer an officer or employee of the Registrant or its subsidiaries. Mr. Caires currently continues as a co-founder, director and shareholder of the Registrant.

Item 8.01	Other Events

Upon the closing of the acquisition of Interactive Motion Technologies, Inc. (“IMT”), scheduled for on or about April 19, 2016, the Registrant intends to hire Hermano Igo Krebs as a part-time employee and appoint him as the Registrant’s Chief Science Officer. The Registrant expects that the remainder of Mr. Krebs’ business time will be devoted to his responsibilities at the Massachusetts Institute of Technology. Mr. Krebs is currently the Chairman and President of IMT.

Cautionary Note Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” and are intended to be covered by the safe harbor created thereby. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties, which may cause actual results to differ significantly from the results discussed in the forward-looking statements, including: (a) the failure to timely consummate, or to consummate at all, the proposed acquisition of IMT, which may adversely affect Bionik’s business and the price of its stock; (b) the diversion of management time from Bionik’s ongoing operations; (c) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed acquisition of IMT; (d) the outcome of any legal proceedings that may be instituted against Bionik related to the proposed acquisition of IMT; (e) the inability to complete the proposed acquisition of IMT due to the failure to obtain shareholder approval for the Merger or the failure to satisfy other conditions to completion of the proposed acquisition of IMT; (f) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed acquisition of IMT; (g) the effect of the announcement of the pendency of the proposed acquisition of IMT on Bionik’s business relationships, operating results and business generally; (h) the amount of the costs, fees, expenses and charges related to the proposed acquisition of IMT; and (i) those risks and uncertainties discussed from time to time in Bionik’s other reports and other public filings with the SEC. Additional information concerning these and other factors can be found in Bionik’s filings with the Securities and Exchange Commission, including Bionik’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except as required by law, Bionik expressly disclaims any obligation to publicly revise any forward-looking statements contained in this Form 8-K to reflect the occurrence of events after the date of this Form 8-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 14, 2016

BIONIK LABORATORIES CORP.

By:	/s/ Peter Bloch
Name:	Peter Bloch
Title:	Chief Executive Officer

3